Exhibit 99.1

Ideanomics Announces Strategic Investment with InoBat to Collaborate on EV Battery Offerings

-  Ideanomics' early-stage investment is intended to further de-risk its supply chain by securing future battery supply across its operating companies.

-  Ideanomics and InoBat will work to develop and commercialize both standard and tailor-made battery packs for the U.S. market.

-  InoBat expects to have access to the requisite materials and global reach to produce batteries at scale due to their strategic investments from Rio Tinto and Amara Raja.

NEW YORK, Jan. 4, 2022 /PRNewswire/ -- Ideanomics (NASDAQ: IDEX), a global company that accelerates the commercial adoption of electric vehicles, today announced their strategic investment in InoBat Auto ('InoBat'), a European-based premium battery technology and manufacturing company. The funding will support the completion of InoBat's R&D center and pilot battery plant located in Voderady, Slovakia by the end of 2022.

In conjunction with the investment, Ideanomics and InoBat will also collaborate to develop, produce, and distribute integrated battery pack solutions for the US market. The collaboration is intended to accelerate Ideanomics subsidiaries' continued growth and deliver potential revenue opportunities targeting other U.S. commercial EV fleet customers.

InoBat specializes in the pioneering research, development, manufacturing, and provision of premium innovative electric batteries custom-designed to meet customers' specific requirements within the automotive, commercial vehicle, motorsport, and aerospace sectors. Andy Palmer, former Aston Martin CEO and ex-Nissan COO & Chief Planning Officer and pioneer of the 100% electric Nissan LEAF, joined InoBat to drive the development of a European-based R&D and battery production center.

InoBat is actively pursuing plans to build several gigafactories on additional sites across Europe and other global locations through 2024 in order to support and serve the international market at scale. Recently, InoBat also welcomed financial investments to deliver its facility and pilot battery line from Rio Tinto, a global mining and metals company, and Amara Raja, a leading industrial and automotive battery company in India.

"We have been seeking an innovative battery partner to support our electrification strategy. We hope that this investment and partnership will help future-proof our battery and supply needs to realize our commitment towards making EV the natural mobility successor," said Robin Mackie, President of Ideanomics Mobility. "With Rio Tinto and Amara Raja's recent strategic investments and relationships in Europe and Asia, we believe that InoBat will have access to the materials and rare-earth metals necessary to produce batteries at scale and help to minimize supply chain risks across our Ideanomics Mobility operating companies. We look forward to a close collaboration with the InoBat team."

"InoBat prides itself on providing innovative solutions across the entire battery value chain thanks to our own "cradle-to-cradle" approach. We are thrilled to join hands with Ideanomics, a like-minded company with vehicles across a wide range of industries," said Marian Bocek, Chief Executive Officer of InoBat Auto. "This strategic partnership allows us to expand our battery technology for both on- and off-road commercial EVs while increasing our capacity and future opportunities to support the US e-mobility market."

About Ideanomics

Ideanomics is a global company focused on the convergence of financial services and industries experiencing technological disruption. The Ideanomics Mobility division is a service provider which facilitates the adoption of electric vehicles by commercial fleet operators through offering vehicle procurement, finance and leasing, and energy management solutions under an innovative sales to financing to charging (S2F2C) business model. Ideanomics Capital is focused on disruptive fintech solutions for the financial services industry. Together, Ideanomics Mobility and Ideanomics Capital provide global customers and partners with leading technologies and services designed to improve transparency, efficiency, and accountability, and offer shareholders the opportunity to participate in high-potential growth industries.

For more information and news on Ideanomics, please visit https://ideanomics.com.

About InoBat Auto

InoBat Auto specializes in the pioneering research, development, manufacture, and provision of premium innovative electric batteries custom-designed to meet the specific requirements of global mainstream and specialist OEMs within the automotive, commercial vehicle, motorsport, and aerospace sectors. InoBat's provides innovative solutions across the entire value chain thanks to its "cradle-to-cradle" approach, which showcases the concept of a circular economy. InoBat is backed by a strong consortium of investors and technology companies, strategic investors and partners such as Rio Tinto, Amara Raja, CEZ, IPM Group, Matador, AEN, CSG and Across. A European based battery manufacturer, InoBat already has a battery research and development facility and pilot line under development in Slovakia. InoBat has also been approved for grant financing under the EU sponsored programme, Important Projects for Common European Interest, and already received a grant from the Slovak Government.

For more information and news on InoBat, please visit https://inobatauto.eu/.

Safe Harbor Statement

This press release contains certain statements that may include "forward looking statements". All statements other than statements of historical fact included herein are "forward-looking statements." These forward- looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties, and include statements regarding our intention to transition our business model to become a next-generation financial technology company, our business strategy and planned product offerings, our intention to phase out our oil trading and consumer electronics businesses, and potential future financial results. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of risks and uncertainties, such as risks related to: our ability to continue as a going concern; our ability to raise additional financing to meet our business requirements; the transformation of our business model; fluctuations in our operating results; strain to our personnel management, financial systems and other resources as we grow our business; our ability to attract and retain key employees and senior management; competitive pressure; our international operations; and other risks and uncertainties disclosed under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Contacts:

Ideanomics, Inc.

Tony Sklar, SVP of Investor Relations

1441 Broadway, Suite 5116, New York, NY 10018

ir@ideanomics.com

Malory Van Guilder, Skyya PR

for Ideanomics

malory@skyya.com

InoBat Auto

Petronela.halamova@ipmllp.com

Tom Davies, Teneo

for InoBat Auto

tom.davies@teneo.com

SOURCE Ideanomics